Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                                 18 U.S.C. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the quarterly report of LegalPlay Entertainment Inc. on form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark Glusing, President and Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

     /s/Mark Glusing
     Mark Glusing
     President, Acting CFO, November 19, 2004


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